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                                                                   EXHIBIT 10.33

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
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     THIS FIRST AMENDMENT is made as of this 15th day of October, 2000, by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Employer") , having an address c/o Select Medical Corporation, 4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, Pennsylvania 17055, and DAVID W. CROSS, an individual (the "Employee"), residing at 10 Lindworth Drive, St. Louis, Missouri 63124.


                                   BACKGROUND
                                   ----------


     A. Employer and Employee executed and delivered that certain Employment Agreement, dated December 16, 1998 (the "Agreement"), pursuant to which Employer employed Employee to serve as its Senior Vice President - Development and to develop new long term acute care hospitals for Employer and to provide other services for Employer's businesses. All capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Agreement.

     B. Employer and Employee now desire to amend the Agreement as hereinafter provided.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. Amendment to Section 5(a). The first sentence of Section 5(a) of the
        -------------------------
Agreement is hereby amended and restated as follows:

     "This Agreement shall commence on the date hereof and remain in effect, unless this Agreement is terminated by either party hereto, or extended by the written agreement of both parties hereto, until December 31, 2001."

     2. Amendment to Section 4.2. Section 4.2 of the Agreement is hereby amended
        ------------------------
and restated as follows:

     "You will be eligible to receive incentive compensation at such times and in such amounts as is determined by the Chairman or the President of Employer from time to time."

     3. No Other Modifications. Except as expressly amended hereby, the
        ----------------------
Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Employ-
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ment Agreement to be executed the day and year first above written.


                                        Employer:

                                        SELECT MEDICAL CORPORATION, a Delaware
                                        corporation



                                         By: /s/ Robert A. Ortenzio
                                            ------------------------------------
                                             Robert A. Ortenzio,
                                              President


                                         Employee:


                                          /s/ David W. Cross
                                         ---------------------------------------
                                                     David W. Cross